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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ULTICOM, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               New Jersey                               22-2050748
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(State of Incorporation or Organization)   (I.R.S. Employer Identification no.)

1020 Briggs Road
Mt. Laurel, New Jersey                                          08054
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(Address of Principal Executive Offices)                      (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(d), please check the following box. [x]

Securities Act registration statement file number to which this form relates:
333-94873

       Securities to be registered pursuant to Section 12(b) of the Act:

  Title of Each Class                          Name of Each Exchange on Which
  to be so Registered                          Each Class is to be Registered
  -------------------                          ------------------------------

        None                                              None


       Securities to be registered pursuant to Section 12(g) of the Act:


                         Common Stock with no par value
                         ------------------------------
                                 Title of Class

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

           For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading "Description of Securities" in the Registrant's prospectus, which constitutes a part of Registrant's Registration Statement on Form S-1 (File No. 333-94873), as may be amended from time to time, filed with the Securities and Exchange Commission, which information is incorporated by reference herein. Any form of prospectus subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act which includes such description shall be deemed to be incorporated by reference into this Registration Statement.

ITEM 2. EXHIBITS

           The following exhibits to this Registration Statement have been filed as exhibits to Registrant's Registration Statement on Form S-1 (File No. 333-94873), as amended, filed under the Securities Act of 1933, as amended, and are hereby incorporated herein by reference.



          EXHIBIT
          NUMBER      DESCRIPTION OF EXHIBIT
          ------      ----------------------


           3.1        Amended and Restated Certificate of Incorporation of
                      Ulticom, Inc.

           3.2        Amended and Restated Bylaws of Ulticom, Inc.

           4.1        Specimen Common Stock Certificate

                                    SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: March 27, 2000

                                       ULTICOM, INC.



                                       By:   /s/ Shawn K. Osborne
                                          -------------------------------------
                                           Name: Shawn K. Osborne
                                           Title: President and Chief Executive
                                                  Officer and Director

                                 EXHIBIT INDEX

          EXHIBIT
          NUMBER      DESCRIPTION OF EXHIBIT
          ------      ----------------------

           3.1        Amended and Restated Certificate of Incorporation of
                      Ulticom, Inc.

           3.2        Amended and Restated Bylaws of Ulticom, Inc.

           4.1        Specimen Common Stock Certificate